                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2001

Offering investors the opportunity for a high level of current income and preservation of capital

KEMPER INCOME AND
CAPITAL PRESERVATION FUND

 "As the U.S. economy continues to show signs of contracting, the corporate bond market continues to do well relative to U.S. Treasuries."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
PORTFOLIO STATISTICS

10
PORTFOLIO OF INVESTMENTS

14
FINANCIAL STATEMENTS


17
FINANCIAL HIGHLIGHTS

19
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE


 KEMPER INCOME AND CAPITAL
 PRESERVATION FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

Kemper Income and Capital Preservation Fund Class A                              5.55
Kemper Income and Capital Preservation Fund Class B                              5.17
Kemper Income and Capital Preservation Fund Class C                               5.2
Lipper Corporate Debt A-Rated Funds Category Average*                            5.91

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.
 NET ASSET VALUE

                                    AS OF     AS OF
                                   4/30/01   10/31/00
 .........................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS A       $8.18     $7.99
 .........................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS B       $8.15     $7.96
 .........................................................
    KEMPER INCOME AND CAPITAL
    PRESERVATION FUND CLASS C       $8.18     $7.99
 .........................................................

 KEMPER INCOME AND CAPITAL PRESERVATION
 FUND RANKINGS AS OF 4/30/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER CORPORATE DEBT A-RATED FUNDS
 CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #98 of 177 funds     #138 of 177 funds     #130 of 177 funds
 ..........................................................................................
    5-YEAR              #80 of 120 funds     #113 of 120 funds     #112 of 120 funds
 ..........................................................................................
    10-YEAR             #20 of 43 funds             n/a                   n/a
 ..........................................................................................
    15-YEAR             #14 of 25 funds             n/a                   n/a
 ..........................................................................................
    20-YEAR             #10 of 20 funds             n/a                   n/a
 ..........................................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 2001.

                                 CLASS A                CLASS B                CLASS C
 .................................................................................................
    SIX-MONTHS INCOME:        $0.2500                $0.2185                $0.2226
 .................................................................................................
    APRIL DIVIDEND:           $0.0400                $0.0347                $0.0354
 .................................................................................................
    ANNUALIZED
    DISTRIBUTION RATE:+        5.87%                  5.11%                  5.19%
 .................................................................................................
    SEC YIELD:+                5.12%                  4.63%                  4.72%
 .................................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON APRIL 30, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED APRIL 30, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

BASIS POINT The movement in interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 6.00 percent is 100 basis points.

CREDIT SPREAD The difference between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB-rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to "narrow." When the opposite occurs, the spread is said to "widen."

DURATION A measure of interest-rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

FEDERAL FUNDS RATE The interest rate banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

YIELD CURVE A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality, with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship among short-, intermediate-and long-term interest rates.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and even the strong equity rally in the spring has failed to restore the wealth eaten up by the recent bear market.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and next. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. First quarter 2001 Standard & Poor's (S&P) operating earnings were down 22 percent compared to a year ago, dropping them all the way back to early 1998 levels. More importantly, when CEOs confessed to missing their first quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 12 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 77 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street has suffered its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (5/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                          5.40                   5.70                   6.40                   5.50
Prime rate2                                     7.00                   9.50                   9.25                   7.75
Inflation rate3*                                3.30                   3.40                   3.10                   2.20
The U.S. dollar4                               10.00                  11.10                   4.30                  -0.90
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                       -1.00                   5.10                   6.50                   3.20
Employment growth6                              0.40                   1.70                   2.70                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although sales have slowed in the past couple of months, as car makers became more judicious with incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first four months of this year (the latest data available from the Bureau of Economic Analysis compared to $10 billion in the first four months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. The recently passed tax cut, with rebates scheduled to begin during the summer should help shoppers stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume declined in both the final quarter of 2000 as well as in the first three months of this year. We've trimmed this year's export growth estimate to just 1 percent from the 7 percent to 8 percent we thought likely at the beginning of the year. At least imports fell, too, in the first quarter, so lessened the damage on first quarter growth. However, trade will still likely be a drag on U.S. growth

ECONOMIC OVERVIEW

for the rest of this year and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JUNE 6, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[CESSINE PHOTO]

ROBERT CESSINE JOINED ZURICH SCUDDER INVESTMENTS IN 1993. HE IS A MANAGING DIRECTOR AND HAS SERVED AS PORTFOLIO MANAGER OF KEMPER INCOME AND CAPITAL PRESERVATION FUND SINCE 1998. HE IS A CHARTERED FINANCIAL ANALYST.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE CONTINUED SLOWDOWN OF THE U.S. ECONOMY LED
INVESTORS TO REGAIN INTEREST IN BONDS AND BOND
MUTUAL FUNDS IN EARLY 2001. IN THE MEANTIME, THE
FEDERAL RESERVE BOARD MOVED TO STIMULATE THE
ECONOMY THROUGH FIVE SEPARATE INTEREST-RATE CUTS IN
RECENT MONTHS. STILL, MANY CORPORATE STOCKS
CONTINUED TO FALTER IN THE FIRST SIX MONTHS OF THE
FUND'S FISCAL YEAR 2001, WHILE CORPORATE BONDS
DELIVERED STRONG RESULTS.

Q     HOW DID THE BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF FISCAL YEAR
2001?

A     A slowing economy boosted the bond market in the first six months of the fund's fiscal year 2001. Five separate 50-basis-point interest-rate cuts by the Federal Reserve Board placed the federal funds rate at 4.00 percent as of May
15. That easing helped fuel interest in bonds, including the corporate bonds in which this fund invests. Between October 31, 2000, and April 30, 2001, yields for five-year Treasuries declined 92 basis points (0.92 percent) while yields for long-term bonds remained flat. By April 30, 2001, five-year Treasury notes yielded 4.89 percent, about 90 basis points less than 30-year Treasury bonds. While mortgage rates for consumers fell significantly early in the period, they have since leveled off. They still remain fairly low in historical terms, however. Although housing spending has stayed relatively robust, much of the rest of the economy including consumer sentiment, unemployment rates and the manufacturing and service sectors weakened. Generally, the bond market expects slower growth until late in 2001, when improvement is anticipated.

Q     HOW DID KEMPER INCOME AND CAPITAL PRESERVATION FUND PERFORM IN THIS
ENVIRONMENT?

A     With dividends reinvested, Kemper Income And Capital Preservation Fund delivered a competitive 5.55 percent total return (Class A shares at net asset value) for the six months ended April 30, 2001. The fund just slightly trailed the typical peer in the Lipper Corporate A-Rated Funds category, which turned in a 5.91 percent total return for the same period. The unmanaged Lehman Brothers Aggregate Bond Index rose 6.22 percent in the last six months. During this period, Kemper Income And Capital Preservation Fund was helped by its mortgage allocation of about 20 percent. The fund's corporate bond stake of about 50 percent also was a boon to performance. In the period, corporate bonds generally outperformed U.S. Treasuries. As a result, the fund was held back somewhat by its exposure to U.S. Treasuries, compared with some of its racier peers that had loaded up on even more corporate bonds.

Q     IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT THE RETURN FROM INVESTMENT-GRADE BONDS?

A     A 100-basis-point decrease in interest rates, a development that historically has taken at least several months to occur, generally results in a price increase of about 7.5 percent for a bond or fixed-income mutual fund that has a maturity of 10 years. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk.

PERFORMANCE UPDATE

Q     WHAT'S YOUR OUTLOOK FOR KEMPER INCOME AND CAPITAL PRESERVATION FUND IN THE
MONTHS AHEAD?

A     Although the stock market snapped back in April, the general economy still appears to be sluggish. Unemployment rates have climbed, consumer confidence is shaky, and both the manufacturing and service sectors are slowing. Going forward, we anticipate a reduction in the fund's Treasury bond allocation and an increase in the investment-grade corporate and high-yield debt exposure. We are also looking to reallocate from BB-rated bonds to B-rated bonds, as we believe that those lower-rated bonds might prove to be a better value. We expect the fund's mortgage exposure to remain relatively unchanged, as we currently have a neutral view of that asset category.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     ON 4/30/01              ON 10/31/00
-------------------------------------------------------------------------------
    CORPORATE BONDS                      44%                      43%
 ...............................................................................
    MORTGAGES                            21                       23
 ...............................................................................
    TREASURY BONDS AND NOTES             18                       24
 ...............................................................................
    CASH AND EQUIVALENTS                  8                        5
 ...............................................................................
    FOREIGN BONDS                         6                        2
 ...............................................................................
    ASSET-BACKED SECURITIES               3                        3
-------------------------------------------------------------------------------
                                        100%                     100%

[PIE CHART] [PIE CHART]

YEARS TO MATURITY

                                      ON 4/30/01              ON 10/31/00
--------------------------------------------------------------------------------
    1-10 YEARS                            94%                      89%
 ................................................................................
    11-20 YEARS                            2                        2
 ................................................................................
    21+ YEARS                              4                        9
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

INTEREST RATE SENSITIVITY

                                      ON 4/30/01              ON 10/31/00
--------------------------------------------------------------------------------
    AVERAGE MATURITY                  6.7 years                8.1 years
 ................................................................................
    AVERAGE DURATION                  4.5 years                5.0 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INCOME & CAPITAL PRESERVATION FUND
Portfolio of Investments as of April 30, 2001 (Unaudited)

    REPURCHASE AGREEMENTS--7.5%                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                       State Street Bank and Trust Company,
                                         4.520%, to be repurchased at $415,052 on
                                         05/01/2001*                                   $   415,000      $    415,000
                                       Credit Suisse First Boston Corp.,
                                         4.520%, to be repurchased at $31,003,892
                                         on 05/01/2001*                                 31,000,000        31,000,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL REPURCHASE AGREEMENTS
                                       (Cost $31,415,000)                                                 31,415,000
                                       ---------------------------------------------------------------------------------
    U.S. GOVERNMENT & AGENCIES--38.8%
------------------------------------------------------------------------------------------------------------------------
                                       Federal National Mortgage Association:
                                       5.500%, 02/15/2006                                3,450,000         3,460,247
                                       Federal National Mortgage Association,
                                         Mortgage Pass-Thrus:
                                       6.500% with various maturities to 07/01/2030     22,871,100        22,640,559
                                       7.000% with various maturities to 09/01/2030     16,439,003        16,872,187
                                       7.500% with various maturities to 10/01/2030     10,851,520        11,115,243
                                       8.000% with various maturities to 10/01/2030      6,050,036         6,269,138
                                       Gov't National Mortgage Association:
                                       6.50% with various maturities to 04/15/2029       6,190,288         6,149,099
                                       7.00% with various maturities to 12/15/2028      13,276,637        13,433,035
                                       8.00% with various maturities to 08/15/2030       5,604,441         5,797,514
                                       U.S. Treasury Bonds,
                                       6.250%, 05/15/2030                                3,125,000         3,293,937
                                       U.S. Treasury Notes:
                                       4.625%, 02/28/2003                                1,800,000         1,809,288
                                       4.750%, 01/31/2003                                8,050,000         8,109,087
                                       5.000%, 02/15/2011                                8,395,000         8,182,523
                                       5.625%, 11/30/2002                               10,000,000        10,204,700
                                       5.750%, 11/15/2005                               19,375,000        20,047,119
                                       5.750%, 08/15/2010                               18,375,000        18,843,011
                                       6.750%, 05/15/2005                                5,510,000         5,889,694
                                       ---------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT & AGENCIES
                                       (Cost $158,791,606)                                               162,116,381
                                       ---------------------------------------------------------------------------------
    FOREIGN BONDS--U.S. $ DENOMINATED--6.0%
------------------------------------------------------------------------------------------------------------------------
                                       British Sky Broadcasting,
                                         6.875%, 02/23/2009                              2,325,000         2,131,723
                                       Deutsche Telekom International Finance,
                                         7.750%, 06/15/2005                              2,000,000         2,071,500
                                       Gulf Canada Resources Ltd.,
                                         7.125%, 01/15/2011                              4,100,000         4,110,988
                                       Petroleum Geo-Services,
                                         7.500%, 03/31/2007                              4,100,000         3,942,519
                                       Province of Ontario,
                                         5.500%, 10/01/2008                              4,050,000         3,922,061
                                       Quebec Province,
                                         5.500%, 04/11/2006                              4,500,000         4,428,720
                                       Repsol International Finance, 7.450%,
                                         07/15/2005                                      4,350,000         4,549,752
                                       ---------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS -- U.S. $ DENOMINATED
                                       (Cost $25,125,730)                                                 25,157,263
                                       ---------------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

    ASSET BACKED--3.4%                                                               PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

    AUTOMOBILE RECEIVABLES--1.6%
                                       Capital Auto Receivables Asset Trust, Series
                                         2000-2 A3,
                                         6.460%, 01/15/2004                            $ 1,800,000      $  1,841,291
                                       Daimler Chrysler Auto Trust Series 2000-D A3,

                                       6.660%, 01/08/2005                                2,000,000         2,059,660
                                       Daimler Chrysler Auto Trust Series 2000-C A3
                                       6.820%, 09/06/2004                                2,525,000         2,602,497
                                       ---------------------------------------------------------------------------------
                                                                                                           6,503,448
------------------------------------------------------------------------------------------------------------------------

    CREDIT CARD RECEIVABLES--1.8%
                                       Citibank Credit Card Issuance Trust,
                                         Series 2000-A1,
                                         6.900%, 10/17/2007                              2,175,000         2,271,898
                                       MBNA Master Credit Card Trust, 6.900%,
                                         01/15/2008                                      5,200,000         5,454,948
                                       ---------------------------------------------------------------------------------
                                                                                                           7,726,846
                                       ---------------------------------------------------------------------------------
                                       TOTAL ASSET BACKED
                                       (Cost $13,696,098)                                                 14,230,294
                                       ---------------------------------------------------------------------------------
    CORPORATE BONDS--44.3%
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--2.0%
                                       Park Place Entertainment, Inc., 8.500%,
                                         11/15/2006                                      1,200,000         1,256,284
                                       Tricon Global Restaurants,
                                         7.650%, 05/15/2008                              2,900,000         2,700,393
                                       Wal-Mart Stores,
                                         6.875%, 08/10/2009                              4,275,000         4,413,211
                                       ---------------------------------------------------------------------------------
                                                                                                           8,369,888
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--2.8%
                                       Delhaize America Inc.,
                                         8.125%, 04/15/2011                              3,650,000         3,732,782
                                       Pepsi Bottling Holdings, Inc.,
                                         5.625%, 02/17/2009                              2,050,000         1,948,648
                                         7.00%, 3/01/2029                                2,050,000         2,034,830
                                       Unilever Capital Corp.,
                                         7.125%, 11/01/2010                              3,825,000         3,983,049
                                       ---------------------------------------------------------------------------------
                                                                                                          11,699,309
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--5.0%
                                       American Tower Corp.,
                                         9.375%, 02/01/2009                              1,420,000         1,416,450
                                       Global Crossing Holdings Ltd.,
                                         9.500%, 11/15/2009                              2,025,000         1,883,250
                                       McLeodUSA, Inc.:
                                         8.125%, 02/15/2009                              1,450,000         1,116,500
                                         11.375%, 01/01/2009                             2,850,000         2,479,500
                                       Nextel Communications, Inc.:
                                         9.375%, 11/15/2009                              2,550,000         2,110,125
                                         9.500%, 02/01/2011                              1,975,000         1,629,375
                                       Qwest Communications International,
                                         7.500%, 11/01/2008                              4,100,000         4,197,826
                                       Sprint Capital Corp.,
                                         7.625%, 01/30/2011                              6,275,000         6,248,708
                                       ---------------------------------------------------------------------------------
                                                                                                          21,081,734
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--9.8%
                                       Capital One Bank,
                                         6.875%, 02/01/2006                              3,300,000         3,223,836
                                       Citigroup, Inc.,
                                         7.250%, 10/01/2010                              4,150,000         4,311,767

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Crestar Financial Corp.,
                                         8.750%, 11/15/2004                            $ 5,000,000      $  5,450,350
                                       Firstar Bank NA,
                                         7.125%, 12/01/2009                              2,100,000         2,162,328
                                       FleetBoston Financial Corp.,
                                         7.250%, 09/15/2005                              3,675,000         3,864,924
                                       Ford Motor Credit Co.,
                                         7.875%, 06/15/2010                              3,800,000         4,036,474
                                       General Electric Capital Corp.,
                                         6.500%, 12/10/2007                              5,000,000         5,165,000
                                       General Motors Acceptance Corp.,
                                         7.250%, 03/02/2011                              2,025,000         2,057,339
                                       PNC Funding Corp.,
                                         7.000%, 09/01/2004                              4,500,000         4,662,450
                                       Wells Fargo & Co.,
                                         7.550%, 06/21/2010                              5,800,000         6,211,742
                                       ---------------------------------------------------------------------------------
                                                                                                          41,146,210
------------------------------------------------------------------------------------------------------------------------

    MEDIA--6.6%
                                       CSC Holdings, Inc.,
                                         7.875%, 12/15/2007                              4,000,000         4,036,052
                                       Charter Communications Holdings LLC:
                                         8.250%, 04/01/2007                              1,375,000         1,330,313
                                         13.500%, 01/15/2011                             3,350,000         2,177,500
                                       Comcast Cable Communications,
                                         6.750%, 01/30/2011                              3,825,000         3,775,045
                                       Cox Communications, Inc.,
                                         7.750%, 11/01/2010                              4,125,000         4,330,425
                                       Liberty Media Group,
                                         7.875%, 07/15/2009                              4,050,000         3,928,702
                                       News America Holdings, Inc.:
                                         7.250%, 05/18/2018                              1,300,000         1,180,946
                                         9.250%, 02/01/2013                              1,400,000         1,551,662
                                       Time Warner, Inc.,
                                         9.125%, 01/15/2013                              4,100,000         4,830,374
                                       ---------------------------------------------------------------------------------
                                                                                                          27,141,019
------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.2%
                                       Lockheed Martin Corp.,
                                         7.700%, 06/15/2008                              4,875,000         5,151,997
                                       Northrop Grumman Corp.,
                                         7.125%, 02/15/2011                              4,125,000         4,120,132
                                       ---------------------------------------------------------------------------------
                                                                                                           9,272,129
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--2.1%
                                       Dow Chemical,
                                         7.000%, 08/15/2005                              4,100,000         4,283,721
                                       International Paper Co.,
                                         8.000%, 07/08/2003                              4,325,000         4,518,111
                                       ---------------------------------------------------------------------------------
                                                                                                           8,801,832
------------------------------------------------------------------------------------------------------------------------

    ENERGY--8.4%
                                       Anadarko Finance Co.,
                                         7.500%, 05/01/2031                              3,300,000         3,355,836
                                       Apache Finance Canada,
                                         7.750%, 12/15/2029                              4,000,000         4,249,520
                                       Barrett Resources Corp.,
                                         7.550%, 02/01/2007                              4,000,000         4,124,400
                                       Conoco, Inc.,
                                         6.350%, 04/15/2009                              4,000,000         3,991,440
                                       Occidental Petroleum Corp.,
                                         8.450%, 02/15/2029                              4,125,000         4,522,361

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
                                       Phillips Petroleum Co.,
                                         8.750%, 05/25/2010                            $ 4,275,000      $  4,883,375
                                       Pioneer Natural Resources,
                                         9.625%, 04/01/2010                              3,025,000         3,342,625
                                       Progress Energy Inc.,
                                         6.750%, 03/01/2006                              2,250,000         2,292,368
                                       Texas Eastern Transmission Corp.,
                                         7.300%, 12/01/2010                              3,900,000         3,994,068
                                       ---------------------------------------------------------------------------------
                                                                                                          34,755,993
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--5.4%
                                       Alabama Power Co.,
                                         7.125%, 08/15/2004                              3,500,000         3,646,720
                                       Cleveland Electric Illumination Co.,
                                         7.670%, 7/01/2004                               5,900,000         6,110,748
                                       Detroit Edison Co.,
                                         7.500%, 02/01/2005                              4,300,000         4,497,069
                                       KeySpan Corp.,
                                         7.625%, 11/15/2010                              3,850,000         4,074,455
                                       NiSource Finance Corp.,
                                         7.875%, 11/15/2010                              4,075,000         4,301,733
                                       ---------------------------------------------------------------------------------
                                                                                                          22,630,725
                                       ---------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $181,764,022)                                               184,898,839
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $410,792,456)(a)                                           $417,817,777
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $410,885,463. At April 30, 2001, net unrealized appreciation for securities based on tax cost was $6,932,314. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $9,932,462 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,000,148.

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001 (Unaudited)

ASSETS
----------------------------------------------------------------------------
Investments, at value (cost $410,792,456)                       $417,817,777
----------------------------------------------------------------------------
Interest receivable                                                6,520,939
----------------------------------------------------------------------------
Receivable for investments sold                                   15,763,165
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      307,959
----------------------------------------------------------------------------
Other assets                                                          17,507
----------------------------------------------------------------------------
TOTAL ASSETS                                                     440,427,347
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Due to custodian bank                                                232,473
----------------------------------------------------------------------------
Payable for investments purchased                                 17,919,795
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     366,607
----------------------------------------------------------------------------
Accrued management fee                                               180,061
----------------------------------------------------------------------------
Accrued reorganization costs                                         136,607
----------------------------------------------------------------------------
Accrued Trustee's fees and expenses                                   21,677
----------------------------------------------------------------------------
Other accrued expenses                                               268,941
----------------------------------------------------------------------------
Total liabilities                                                 19,126,161
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $421,301,186
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $     55,405
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                       7,025,321
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (48,262,129)
----------------------------------------------------------------------------
Paid-in-capital                                                  462,482,589
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $421,301,186
----------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($316,009,713 / 38,629,977 outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                           8.18
----------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $8.18)                 8.57
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($78,329,424 /
  9,613,208 outstanding of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                         8.15
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,509,764 /
  2,753,270 outstanding of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                         8.18
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($4,452,285 / 544,467 outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                8.18
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Interest                                                        $14,218,032
---------------------------------------------------------------------------
Expenses:
Management fee                                                    1,117,236
---------------------------------------------------------------------------
Services to shareholders                                            424,735
---------------------------------------------------------------------------
Custodian fees                                                        9,958
---------------------------------------------------------------------------
Distribution services fees                                          365,411
---------------------------------------------------------------------------
Administrative services fees                                        465,786
---------------------------------------------------------------------------
Auditing                                                             16,967
---------------------------------------------------------------------------
Legal                                                                 4,079
---------------------------------------------------------------------------
Trustees' fees and expenses                                           8,145
---------------------------------------------------------------------------
Reports to shareholders                                              32,863
---------------------------------------------------------------------------
Registration fees                                                    18,895
---------------------------------------------------------------------------
Reorganization fees                                                 173,271
---------------------------------------------------------------------------
Other                                                                 1,501
---------------------------------------------------------------------------
Total expenses, before expense reductions                         2,638,847
---------------------------------------------------------------------------
Expense reductions                                                 (158,278)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          2,480,569
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     11,737,463
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from investments                         5,937,295
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    4,449,968
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       10,387,263
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $22,124,726
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED                    YEAR
                                                                 APRIL 30,                  ENDED
                                                                    2001                 OCTOBER 31,
                                                                (UNAUDITED)                 2000
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $ 11,737,463               27,083,364
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                5,937,295              (34,850,511)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     4,449,968               28,637,353
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        22,124,726               20,870,206
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income:
Class A                                                           (9,618,069)             (19,735,072)
-----------------------------------------------------------------------------------------------------
Class B                                                           (2,065,022)              (4,517,377)
-----------------------------------------------------------------------------------------------------
Class C                                                             (569,975)              (1,026,577)
-----------------------------------------------------------------------------------------------------
Class I                                                             (165,148)                (391,561)
-----------------------------------------------------------------------------------------------------
                                                                 (12,418,214)             (25,670,587)
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         57,732,082               68,257,439
-----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      8,543,823               17,651,056
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (66,950,519)            (165,030,161)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        (674,614)             (79,121,666)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  9,031,898              (83,922,047)
-----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                412,269,288              496,191,335
-----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $55,405 and $736,156, respectively)        $421,301,186              412,269,288
-----------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                      CLASS A
                                           -------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                           APRIL 30,                 YEARS ENDED OCTOBER 31,
                                             2001        -----------------------------------------------
                                           (UNAUDITED)    2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $7.99        8.06      8.67      8.54      8.46      8.62
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     .24(a)      .50(a)     .51(a)     .53     .57       .58
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                       .20        (.09)     (.63)      .14       .08      (.15)
--------------------------------------------------------------------------------------------------------
Total from investment operations                 .44         .41      (.12)      .67       .65       .43
--------------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                          (.25)       (.48)     (.49)     (.54)     (.57)     (.59)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $8.18        7.99      8.06      8.67      8.54      8.46
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                              5.55**      5.31     (1.45)     8.13      8.00      5.17
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in
thousands)                                   316,010     309,040   371,763   563,571   514,558   484,005
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  1.04*       1.04      1.08      1.01       .97       .96
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  1.01*       1.03      1.07      1.01       .97       .96
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       5.82*       6.33      6.05      6.17      6.75      6.90
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      246*        234       108       121       164        74
--------------------------------------------------------------------------------------------------------

                                                                      CLASS B
                                           -------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED
                                           APRIL 30,                 YEARS ENDED OCTOBER 31,
                                             2001        -----------------------------------------------
                                           (UNAUDITED)    2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $7.96        8.02      8.64      8.51      8.43      8.59
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     .20(a)      .44(a)     .43(a)     .46     .49       .50
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                       .21        (.08)     (.63)      .14       .08      (.15)
--------------------------------------------------------------------------------------------------------
Total from investment operations                 .41         .36      (.20)      .60       .57       .35
--------------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                          (.22)       (.42)     (.42)     (.47)     (.49)     (.51)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $8.15        7.96      8.02      8.64      8.51      8.43
--------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                              5.17**      4.60     (2.37)     7.20      6.99      4.20
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in
thousands)                                    78,329      77,880    97,975   106,171    83,295    76,437
--------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  1.85*       1.81      1.93      1.88      1.90      1.93
--------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  1.80*       1.80      1.92      1.88      1.90      1.93
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       5.03*       5.56      5.20      5.30      5.82      5.93
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      246*        234       108       121       164        74
--------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                           ------------------------------------------------------
                                           SIX MONTHS
                                            ENDED
                                           APRIL 30,             YEARS ENDED OCTOBER 31,
                                             2001        ----------------------------------------
                                           (UNAUDITED)    2000     1999     1998    1997    1996
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year            $7.99        8.05     8.66     8.53    8.45    8.61
-------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                    .21(a)      .45(a)    .44(a)    .46   .49     .50
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                      .20        (.09)    (.62)     .14     .08    (.15)
-------------------------------------------------------------------------------------------------
Total from investment operations                .41         .36     (.18)     .60     .57     .35
-------------------------------------------------------------------------------------------------
Less distribution from net investment
income                                         (.22)       (.42)    (.43)    (.47)   (.49)   (.51)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                  $8.18        7.99     8.05     8.66    8.53    8.45
-------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                             5.20**      4.68    (2.19)    7.20    7.03    4.23
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ in
thousands)                                   22,510      19,186   19,875   16,759   9,083   5,611
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 1.75*       1.72     1.82     1.86    1.86    1.90
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 1.70*       1.71     1.82     1.86    1.86    1.90
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      5.13*       5.63     5.30     5.32    5.86    5.96
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     246*        234      108      121     164      74
-------------------------------------------------------------------------------------------------

                                                                 CLASS I
                                           ---------------------------------------------------
                                           SIX MONTHS
                                            ENDED
                                           APRIL 30,            YEARS ENDED OCTOBER 31,
                                             2001        -------------------------------------
                                           (UNAUDITED)   2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of year            $7.99       8.05    8.67    8.53    8.45    8.61
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                    .24(a)     .53(a)   .53(a)   .56   .59     .60
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                      .22       (.08)   (.63)    .15     .08    (.15)
----------------------------------------------------------------------------------------------
Total from investment operations                .46        .45    (.10)    .71     .67     .45
----------------------------------------------------------------------------------------------
Less distribution from net investment
income                                         (.27)      (.51)   (.52)   (.57)   (.59)   (.61)
----------------------------------------------------------------------------------------------
Net asset value, end of year                  $8.18       7.99    8.05    8.67    8.53    8.45
----------------------------------------------------------------------------------------------
TOTAL RETURN %                                 5.75**     5.81   (1.23)   8.62    8.26    5.45
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period ($ in
thousands)                                    4,452      6,163   6,578   7,556   6,534   6,945
----------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  .66*       .66     .71     .66     .70     .72
----------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  .66*       .66     .71     .66     .70     .72
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      6.15*      6.69    6.41    6.52    7.02    7.14
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     246*       234     108     121     164      74
----------------------------------------------------------------------------------------------

 *  Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charge.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.00 and 1.00,
    1.80 and 1.80, 1.70 and 1.70 and .64 and .64, for Class A, Class B, Class C and Class I, respectively (see Notes to Financial Statements).

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Income and Capital Preservation Fund (the
                             "Fund") is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $53,911,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($5,030,000), October 31, 2003
                             ($2,953,000), October 31, 2007 ($10,327,000) and
                             October 31, 2008 ($35,601,000), the respective
                             expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc.,
                             ("ZSI" or the "Advisor") formerly Scudder Kemper
                             Investments, Inc. and pays a monthly investment management fee of 1/12 of the annual rate of 0.55% of the first $250 million of average daily net assets declining to 0.40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,117,236 for the six months ended April 30, 2001, which was equivalent to an annualized effective rate of .54%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended April 30, 2001 are $10,466.

                             For services under the distribution services agreement, the Fund pays SDI a fee of 0.75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months

NOTES TO FINANCIAL STATEMENTS

                             ended April 30, 2001 are $437,753, of which $61,877
                             is unpaid at April 30, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays SDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to SDI for the six months ended April 30, 2001 are $465,786, of which $70,122 is unpaid at April 30, 2001. In addition $563 was paid to SDI affiliates.

                             SHAREHOLDER SERVICES AGREEMENTS. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company, ("SISC") formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $355,759 for the six months ended April 30, 2001, of which $106,256 is unpaid at April 30, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Zurich Scudder. For the six months ended April 30, 2001, the Fund made no payments to its officers and incurred trustees' fees of $8,145 to independent trustees.

--------------------------------------------------------------------------------

3
     INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 2001, investment
                             transactions (excluding short term instruments) are as follows:

                             Purchases                              $488,911,104

                             Proceeds from sales                     503,267,510

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                                      APRIL 30, 2001                OCTOBER 31, 2000
                                                                --------------------------    ----------------------------
                                                                  SHARES         AMOUNT         SHARES          AMOUNT

                                       SHARES SOLD

                                       -----------------------------------------------------------------------------------

                                        Class A                  3,828,393    $ 31,465,549      4,558,690    $  36,324,891

                                       -----------------------------------------------------------------------------------

                                        Class B                  1,799,892      14,730,722      2,404,873       19,114,303

                                       -----------------------------------------------------------------------------------

                                        Class C                    744,691       6,103,971      1,121,174        8,908,742

                                       -----------------------------------------------------------------------------------

                                        Class I                    237,044       1,929,733         57,531          456,322

                                       -----------------------------------------------------------------------------------


                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS

                                       -----------------------------------------------------------------------------------

                                        Class A                    790,671       6,459,136      1,671,003       13,242,065

                                       -----------------------------------------------------------------------------------

                                        Class B                    182,760       1,487,758        414,586        3,272,542

                                       -----------------------------------------------------------------------------------

                                        Class C                     52,855         431,782         94,071          744,889

                                       -----------------------------------------------------------------------------------

                                        Class I                     20,252         165,147         49,449          391,560

                                       -----------------------------------------------------------------------------------


                                       SHARES REDEEMED

                                       -----------------------------------------------------------------------------------

                                        Class A                 (5,095,325)    (41,760,575)   (14,127,686)    (112,200,128)

                                       -----------------------------------------------------------------------------------

                                        Class B                 (1,725,469)    (14,047,777)    (4,808,241)     (37,995,379)

                                       -----------------------------------------------------------------------------------

                                        Class C                   (446,681)     (3,651,358)    (1,282,272)     (10,172,179)

                                       -----------------------------------------------------------------------------------

                                        Class I                   (484,281)     (3,988,702)      (152,196)      (1,209,294)

                                       -----------------------------------------------------------------------------------


                                       CONVERSION OF SHARES

                                       -----------------------------------------------------------------------------------

                                        Class A                    426,803    $  3,502,107        434,613    $   3,453,181

                                       -----------------------------------------------------------------------------------

                                        Class B                   (428,569)     (3,502,107)      (436,511)      (3,453,181)

                                       -----------------------------------------------------------------------------------

                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $   (674,614)                  $ (79,121,666)

                                       -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent fees were reduced by $4,910 and $4,938, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus .5%. The
                             Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7
     REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $148,430 ($97,684 for Class A, $40,339 for
                             Class B, $10,261 for Class C and $146 for Class I) of such costs.

--------------------------------------------------------------------------------

8
     ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain
                             (loss) in the Statement of Operations.

--------------------------------------------------------------------------------

9
     SUBSEQUENT EVENT        On June 22, 2001, all the net assets of the Kemper
                             Income and Capital Preservation Fund (the "Fund") were acquired by the Scudder Income Fund, pursuant to a plan of reorganization approved by the shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 39,121,359 shares of Class A, 9,515,294 shares of Class B,
                             2,811,797 shares of Class C and 551,541 shares of Class I of the Fund outstanding on June 22, 2001, respectively, for 25,394,838 shares of Class A, 6,153,324 shares of Class B, 1,824,332 shares of Class C and 357,891 shares of Class I of the Scudder Income Fund, respectively.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary
LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President and                Assistant Secretary
                                  Assistant Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Chairperson, Trustee              JOHN R. HEBBLE                    Assistant Treasurer
and Vice President                Treasurer
DONALD L. DUNAWAY                 ROBERT C. CESSINE
Trustee                           Vice President
ROBERT B. HOFFMAN                 KATHRYN L. QUIRK
Trustee                           Vice President
DONALD R. JONES                   RICHARD L. VANDENBERG
Trustee                           Vice President
SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             SCUDDER INVESTMENTS SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.scudder.com


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KICPF - 3(6/29/01) 12822